Exhibit 10.2

FUNDING COMMITMENT AGREEMENT

This FUNDING COMMITMENT AGREEMENT (this “Agreement”) is entered into on June 3, 2023 (the “Effective Date”) by and between Limitless X Holdings Inc., a Delaware corporation (the “Company”) and Jaspreet Mathur, an individual (the “Lender”).

WHEREAS, the Company seeks working capital for the Company in order to continue to move forward with its business plans;

WHEREAS, the Company desires to have funds available to it in order to continue its business and is seeking a capital partner to commit to $1,000,000 for a six month term;

WHEREAS, the Lender has expressed interest in supporting the Company’s business and being a capital partner for the initial term of six month; and

WHEREAS, the Lender has agreed to commit to funding the costs of the Company for a limited term in exchange for a convertible promissory note and other consideration, as more fully set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties hereto, the parties agree as follows:

1. Maximum Commitment. The Lender agrees to make certain funds available to the Company in an amount not to exceed $1,000,000 in the aggregate (the “Maximum Commitment”), beginning on the Effective Date and for a period of one year thereafter (the “Term”) in accordance with the funding schedule and consideration set forth below.

2. Funding Schedule. The Maximum Commitment will be made available to the Company on demand in accordance with the Drawdown Notice procedure set forth below:

3. Drawdown Notice; Funding. During the Term, the Company may notify the Lender in writing (which writing may be an e-mail) (each, a “Drawdown Notice”) of the dollar amount that the Company would like to draw down (each, a “Drawdown Amount”), which may be all or a portion of the Maximum Commitment. The Drawdown Notice must be made during the Term. In turn, the Lender must fund the Drawdown Amount to the Company in cash or immediately available funds no later than three business days following the receipt of each Drawdown Notice (each, a “Funding”). For the avoidance of doubt, the Company is not obligated to draw down any amount and may decide to forego all or any portion of the Maximum Commitment without penalty to the Company.

4. Convertible Note. In exchange for and concurrently with each Funding, the Company will issue to the Lender a one-year convertible note equivalent to the Drawdown Amount, with an interest rate of 10% and balloon payment of principal and interest due at maturity, unless the Lender converts the outstanding principal and interest into Preferred Class B stock of the Company at the conversion price of $1.50 (the “Convertible Note”) only upon, and within the Term, the occurrence of the earlier of, a public offering of securities of the Company pursuant to a registration statement filed with the United States Securities and Exchange Commission and declared effective pursuant to the Securities Act of 1933, upon completion of which the Company has a class of stock registered under the Securities Exchange Act of 1934 and that stock is listed on a national stock exchange, or a liquidation, merger, acquisition, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation. For the avoidance of doubt, a national stock exchange includes Nasdaq, NYSE, and NYSE American, but excludes any over-the-counter quotation systems or trading platforms. The form of Convertible Note is attached hereto as Exhibit A.

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5. Company Representations and Warranties. The Company hereby represents and warrants that:

(a) Organization, Good Standing, and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b) Authorization. All corporate action has been taken on the part of the Company, its officers, and directors necessary for the authorization, execution, and delivery of this Agreement. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement the valid and enforceable obligations they purport to be.

(c) Compliance with Other Instruments. The Company is not in violation of or in default under its Articles of Incorporation, as amended to date, or in any material respect of any term or provision of any loan, promissory note, mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order, or decree to which it is party or by which it is bound. The Company is not in violation of any federal or state statute, rule, or regulation applicable to the Company. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations pursuant to this Agreement, and the issuance of the securities hereunder, will not result in any violation of, or conflict with, or constitute a default under, the Company’s Articles of Incorporation, as amended to date, or of any of its agreements material to the Company or its business, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

(d) Valid Issuance of Securities. The Convertible Note and the Preferred Class B stock to be issued, sold, and delivered upon conversion of the Convertible Note will be duly and validly issued, fully paid, and non-assessable and, based in part upon the representations and warranties of the Company in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

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6. Lender Representations and Warranties. The Lender represents and warrants to the Company as follows:

(a) Authorization. This Agreement constitutes such Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The Lender represents that it has full power and authority to enter into this Agreement.

(b) Purchase Entirely for Own Account. The Lender acknowledges that this Agreement is made with the Lender in reliance upon the Lender’s representation to the Company that the Convertible Note and the Preferred Class B stock issued upon conversion (collectively, the “securities”) will be acquired for investment for the Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Lender further represents that the Lender does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to the securities. Notwithstanding the foregoing, such Lender shall have the right to transfer the securities, all or in part, to any entity owned or controlled by him or her, and to any of his or her family members or trust or qualified plan owned or controlled by him or her. Any such transferees shall execute and deliver appropriate documentation providing that the transferee agrees to be bound by the applicable provisions hereof.

(c) Disclosure of Information. The Lender acknowledges that he is an officer and director of the Company and, as such, has received all the information he considers necessary or appropriate for deciding whether to acquire the securities. The Lender further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the Company and this Agreement.

(d) Investment Experience. The Lender is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself; can bear the economic risk of this investment; and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of an investment in the Company’s securities.

(e) No Public Market. The Lender understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the securities.

(f) Restricted Securities. The Lender understands that the securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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(g) Legends. The Lender understands that the securities will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

7.	Miscellaneous.

(a) Entire Agreement. This Agreement, together with the Exhibits referred to herein, which are incorporated herein by this reference, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior verbal and written agreements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

(b) Notice. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic mail (with receipt confirmed) to the addresses of the parties as follows:

To Company:	Kenneth Haller, President
Limitless X Holdings, Inc.
9454 Wilshire Blvd., #300 Beverly Hills, CA 90212

With Copy To:	Lynne Bolduc, Esq.
FitzGerald Kreditor Bolduc Risbrough LLP
2 Park Plaza, Suite 850
Irvine, CA 92614
lbolduc@fkbrlegal.com

To Lender :	Jaspreet Mathur

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The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if during business hours and if not during business hours, at the next business day after delivery, provided a confirmation is obtained by the sender.

(c) Waiver and Amendment. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party’s right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

(d) Choice of Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

(e) Exclusive Jurisdiction and Venue. The parties agree that the state and federal courts in Los Angeles County, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(g) Attorneys’ Fees. In the event any party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys’ fees, as may be fixed by the court.

(h) Taxes. Any income taxes required to be paid in connection with the payments due hereunder, shall be borne by the party required to make such payment. Any withholding taxes in the nature of a tax on income shall be deducted from payments due, and the party required to withhold such tax shall furnish to the party receiving such payment all documentation necessary to prove the proper amount to withhold of such taxes and to prove payment to the tax authority of such required withholding.

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(i) Invalid Provisions. If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance wherefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically by the Company as a part hereof a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and legal, valid, and enforceable.

(j) Facsimile Signatures. The parties hereto agree that this Agreement may be executed by facsimile signatures and such signatures shall be deemed originals.

(k) Definition of “days.” When used herein, the term “days” refers to calendar days unless otherwise specified.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the Effective Date first written hereinabove.

COMPANY:

LIMITLESS X HOLDINGS INC.,
a Delaware corporation

/s/ Kenneth Haller
By:	Kenneth Haller
Its:	President

LENDER:

JASPREET MATHUR,
an individual

/s/ Jaspreet Mathur
By:	Jaspreet Mathur

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EXHIBIT A

FORM OF CONVERTIBLE NOTE

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

LIMITLESS X HOLDINGS INC.,

A DELAWARE CORPORATION

CONVERTIBLE NOTE

This Convertible Note (this “Note”) has been issued pursuant to a Funding Commitment Agreement dated June 3, 2023 (the “Funding Commitment Agreement”) between the Company and the holder of this Note (the “Noteholder”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Funding Commitment Agreement, the provisions of which are incorporated herein by reference.

$____________	Date: _________, 2023

1. The Obligation. FOR VALUE RECEIVED, the undersigned, Limitless X Holdings Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of JASPREET MATHUR, or his assigns (collectively, the “Noteholder”), in lawful money of the United States of America, and in immediately payable funds, the principal sum of $_______ (the “Obligation”). The principal amount loaned by Noteholder to the Company shall accrue interest thereon from the date of this Note. Interest shall be paid according to Sections 2 and 3 below and all amounts due under this Note shall be paid upon the Maturity Date set forth in Section 3 below. The Company has the right to assign this Note upon written notice to the Noteholder. (The Noteholder and the Company may be referred to individually as a “Party” and collectively as the “Parties” in this Note.)

2. Interest. The principal amount of this Note that may be outstanding from time to time shall bear interest per annum until paid in full at a rate equal to 10%, compounded annually. Interest shall be computed hereunder based on a 365-day year and paid for the actual number of days elapsed for any whole or partial month in which principal is outstanding, which interest shall then be due and payable on the Maturity Date.

3. Payment Terms. The principal and interest of this Note shall be due and payable to the Noteholder on the six month anniversary of the date of this Note (the “Maturity Date”) unless all principal and interest due under this Note have been converted pursuant to Section 4 herein. Payments are to be made to the Noteholder at its address stated in the Funding Commitment Agreement or such other address as is designated by the Noteholder) in lawful money of the United States of America. Unless otherwise specified, payments received by the Noteholder pursuant to the terms hereof shall be applied, first, to the payment of all expenses, charges, late payment fees, costs, and fees incurred by or payable to the Noteholder and for which the Company is obligated pursuant to the terms of this Note; second, to the payment of interest; and third, to the payment of principal.

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4. Conversion.

4.1 Conversion Price. Conditioned only upon, and within the Term, the occurrence of the earlier of, a public offering of securities of the Company pursuant to a registration statement filed with the United States Securities and Exchange Commission and declared effective pursuant to the Securities Act of 1933, upon completion of which the Company has a class of stock registered under the Securities Exchange Act of 1934 and that stock is listed on a national stock exchange, or a liquidation, merger, acquisition, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation. For the avoidance of doubt, a national stock exchange includes Nasdaq, NYSE, and NYSE American, but excludes any over-the-counter quotation systems or trading platforms, the conversion price shall be equal to $1.50 at which the Noteholder can convert to Preferred Class B stock of the Company (the “Conversion Price”). For the purposes of this Section 4.1, the fair market value shall be as determined by the Company’s Board of Directors, in good faith, which determination shall be conclusive and binding; provided, however, that if there is a public market for the Preferred Class B stock, the fair market value per share shall be the average of the bid and asked prices on such date, or if listed on a stock exchange, the closing price on such exchange on such date.

4.2 Voluntary Conversion. This Note is convertible at the option of the Noteholder, in Noteholder’s sole discretion, in whole or in part, at any time prior to the Maturity Date or payment in full of the Note, whichever occurs first, for all or any portion of principal or interest, into shares of Preferred Class B stock of the Company at the Conversion Price, conditioned upon, and within the Term, the occurrence of the earlier of, a public offering of securities of the Company pursuant to a registration statement filed with the United States Securities and Exchange Commission and declared effective pursuant to the Securities Act of 1933, upon completion of which the Company has a class of stock registered under the Securities Exchange Act of 1934 and that stock is listed on a national stock exchange, or a liquidation, merger, acquisition, sale of voting control or sale of substantially all of the assets of the Company in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation. For the avoidance of doubt, a national stock exchange includes Nasdaq, NYSE, and NYSE American, but excludes any over-the-counter quotation systems or trading platforms.

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4.3 Mechanics of Conversion. To effectuate a Voluntary Conversion, the Noteholder shall deliver to the Company a written Election to Convert, a form of which is attached hereto. Immediately upon receipt of the written Election to Convert, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Noteholder, and in such name or names as the Noteholder may designate, a certificate or certificates for the full number of shares of Preferred Class B stock (“Preferred Class B Shares”) so purchased upon conversion of the Note. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of delivery of the Election to Convert, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Note shall be convertible, at the election of the Noteholder, either in full or from time to time in part and, in the event that the Note is converted in respect of less than all of the Preferred Class B Shares specified therein at any time prior to the Maturity Date, a new Note evidencing the remaining portion of the indebtedness shall be issued by the Company to the Noteholder.

5. Representations, Warranties, and Covenants of the Company. In connection with the transactions provided for herein, the Company hereby represents, warrants, and covenants to Noteholder that, as of the date hereof:

5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The

Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2 Authorization. All corporate action has been taken on the part of the Company, its officers, and directors necessary for the authorization, execution, and delivery of this Note. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Note the valid and enforceable obligations they purport to be.

5.3 Compliance with Other Instruments. The Company is not in violation of or in default under its Articles of Incorporation, as amended to date, or in any material respect of any term or provision of any loan, promissory note, mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order, or decree to which it is party or by which it is bound. The Company is not in violation of any federal or state statute, rule, or regulation applicable to the Company. The execution and delivery of this Note by the Company, the performance by the Company of its obligations pursuant to this Notes, and the issuance of the Preferred Class B Shares, will not result in any violation of, or conflict with, or constitute a default under, the Company’s Articles of Incorporation, as amended to date, or of any of its agreements material to the Company or its business, nor result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company.

5.4 Valid Issuance of Preferred Class B Shares. The Preferred Class B Shares to be issued, sold, and delivered upon conversion of the Notes will be duly and validly issued, fully paid, and non-assessable and, based in part upon the representations and warranties of the Company in this Note, will be issued in compliance with all applicable federal and state securities laws.

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6. Representations and Warranties of Noteholder. In connection with the transactions provided for herein, Noteholder hereby represents and warrants to the Company that, as of the date a Note is issued to such Noteholder:

6.1 Authorization. This Note constitutes such Noteholder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (b) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. Such Noteholder represents that it has full power and authority to enter into this Note.

6.2 Purchase Entirely for Own Account. Such Noteholder acknowledges that this Note is made with such Noteholder in reliance upon such Noteholder’s representation to the Company that this Note and the Preferred Class B Shares (collectively, the “Securities”) will be acquired for investment for such Noteholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, such Noteholder further represents that such Noteholder does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to the Securities. Notwithstanding the foregoing, such Noteholder shall have the right to transfer the Securities, all or in part, to any entity owned or controlled by him or her, and to any of his or her family members or trust or qualified plan owned or controlled by him or her. Any such transferees shall execute and deliver appropriate documentation providing that the transferee agrees to be bound by the applicable provisions hereof.

6.3 Disclosure of Information. Such Noteholder acknowledges that he is an officer and director of the Company and, as such, has received all the information he considers necessary or appropriate for deciding whether to acquire the Securities. Such Noteholder further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the Company and this Note.

6.4 Investment Experience. Such Noteholder is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself; can bear the economic risk of this investment; and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of an investment in the Securities.

6.5 No Public Market. Noteholder understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

6.6 Restricted Securities. Noteholder understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Such Noteholder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

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6.7 Legends. It is understood that the Securities may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

7. Default. The occurrence of any one of the following events shall constitute an Event of Default:

(a) The non-payment, when due, of any principal or interest pursuant to this Note;

(b) The material breach of any representation or warranty in this Note. In the event the Noteholder becomes aware of a breach of this Section, the Noteholder shall notify the Company in writing of such breach and the Company shall have ten days’ notice to effect a cure of such breach;

(c) The material breach of any covenant or undertaking in this Note, not otherwise provided for in this Section. In the event the Noteholder becomes aware of a breach of this Section, the Noteholder shall notify the Company in writing of such breach and the Company shall have ten days’ notice to effect a cure of such breach;

(d) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

(e) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment or debt, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

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(f) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 30 days; or the issuance of any order, judgment, or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment, or decree remains undismissed for 30 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

Upon the occurrence of any Event of Default, the Noteholder may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Noteholder, together with all accrued interest thereon, immediately due and payable. The Noteholder may also proceed against any guarantor of this obligation without waiving any rights under the terms of this Note.

8. Default Interest Rate. For any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligation under this Note shall bear an interest rate of 18% per annum.

9. Late Fees. Upon an Event of Default, as defined above, and to the extent permitted by law, the Company agrees to pay a late fee in an amount not to exceed 5% of any payment that is due and owing on the six month anniversary of the Effective Date, accruing every month on the total balance owed. The imposition and payment of a late fee shall not constitute a waiver of Noteholder’s rights with respect to the default. If the Note is not paid in full, including all principal and interest, by the 12 month anniversary of the Effective Date, then Company will owe to Noteholder an additional loan management fee of $15,000 immediately due and owing.

10. Notice. Any notice, request, instruction, or other document required by the terms of this Note, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic transmission to the addresses of the Parties set forth in the Funding Commitment Agreement. The persons and addresses set forth in the Notice provision of the Funding Commitment Agreement may be changed from time to time by a notice sent as aforesaid. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Section, such notice shall be conclusively deemed given at the time of delivery if between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not during business hours, at 9:00 a.m. on the next business day following delivery, provided a delivery confirmation is obtained by the sender.

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11. Choice of Law. This Note and the rights of the Parties hereunder shall be governed by and construed in accordance with the laws of the State of California including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws.

12. Exclusive Jurisdiction and Venue. The Parties agree that the state and federal courts in Los Angeles County, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Note and the transactions contemplated herein.

13. Attorneys’ Fees. In the event the Noteholder or any assignee thereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney’s fees, whether or not suit is instituted.

14. Conformity with Law. It is the intention of the Company and of the Noteholder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contract for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

15. Severability. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction, to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

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IN WITNESS WHEREOF, the Company has signed and sealed this Note and delivered it as of the date first set forth above.

COMPANY:

LIMITLESS X HOLDINGS INC.,
a Delaware corporation

By:	Kenneth Haller
Its:	President

ACKNOWLEDGED AND AGREED: NOTEHOLDER:
JASPREET MATHUR,
an individual

By:	Jaspreet Mathur

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FORM OF ELECTION TO CONVERT

The undersigned, the Holder(s) of the attached Note, hereby irrevocably elects to exercise the right to convert $ ____________of the Note into shares of Preferred Class B Shares of LIMITLESS X HOLDINGS INC. and request that the certificates for such securities be issued in the name of, and delivered to, JASPREET MATHUR.

Dated:	SIGNATURE:

	By:	Jaspreet Mathur

(Insert Social Security or Federal Tax I.D.
Number of Noteholder)

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